                                                                    EXHIBIT 1.1

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2000

Available Amount to Note Holders:                                                                 5,380,239.81

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                              --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                             --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                        667,018.57
          (b) Servicer Fees from current and prior Collection Period                                 40,403.18
          (c) Servicing Charges inadvertantly deposited in Collection Account                               --
(iv)      Current and unpaid Back-up Servicing Fees                                                   1,616.13
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                              10,279.74
          Adjustment to prior month premium amount                                                          --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                     --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                           --
          Adjustment to prior month Class A-1 Note Interest                                                 --
          Class A-2 Note Interest                                                                           --
          Class A-3 Note Interest                                                                   263,916.79
          Class A-4 Note Interest                                                                   202,342.75
(ix)      Class B-1 Note Interest                                                                    10,990.06
(x)       Letter of Credit Bank Fee and unpaid amounts                                                  877.93
(xi)      Class B-2 Note Interest                                                                    10,295.70
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                           --
          Class A-2 Principal Distribution Amount                                                           --
          Class A-3 Principal Distribution Amount                                                 3,773,973.72
          Class A-4 Principal Distribution Amount                                                           --
(xiii)    Note Insurer Reimbursement Amount                                                                 --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal              82,042.91
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal              82,042.91
(xvi)     Letter of Credit Reimbursement Amount                                                             --
(xvii)    Class B-3 Note Interest                                                                    11,173.63
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal              82,042.91
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                     --
(xx)      Letter of Credit Additional Reimbursement Amount                                                  --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                              --
(xxii)    Remaining Amount to Residual Holder                                                               --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                                --
          Class A-2 additional Principal Distribution Amount                                                --
          Class A-3 additional Principal Distribution Amount                                        132,302.78
          Class A-4 additional Principal Distribution Amount                                                --
          Class B-1 additional Principal Distribution Amount                                          2,876.15
          Class B-2 additional Principal Distribution Amount                                          2,876.15
          Class B-3 additional Principal Distribution Amount                                          2,876.15


Reviewed By:


-------------------------------------------------------------------------------
E. ROGER GEBHART
EXECUTIVE VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 2000


                     Initial           Beginning          Base         Additional         Total            Ending          Ending
                    Principal          Principal        Principal       Principal       Principal         Principal      Certificate
  Class              Balance            Balance        Distribution    Distribution    Distribution        Balance         Factor
-------------     --------------     -------------     ------------    ------------    ------------     -------------    -----------
Class A-1          32,998,000.00                --               --             --               --                --     0.0000000
Class A-2          85,479,000.00                --               --             --               --                --     0.0000000
Class A-3          51,527,000.00     49,874,038.96     3,773,973.72     132,302.78     3,906,276.50     45,967,762.46     0.8921102
Class A-4          38,238,000.00     38,238,000.00               --             --               --     38,238,000.00     1.0000000
                  --------------     -------------     ------------     ----------     ------------     -------------     ---------
Total Class A     208,242,000.00     88,112,038.96     3,773,973.72     132,302.78     3,906,276.50     84,205,762.46     0.4043649
Class B-1           4,527,000.00      1,915,479.11        82,042.91       2,876.15        84,919.05      1,830,560.06     0.4043649
Class B-2           4,527,000.00      1,915,479.11        82,042.91       2,876.15        84,919.05      1,830,560.06     0.4043649
Class B-3           4,527,000.00      1,915,479.11        82,042.91       2,876.15        84,919.06      1,830,560.06     0.4043649
                  --------------     -------------     ------------     ----------     ------------     -------------
Total             221,823,000.00     93,858,476.29     4,020,102.44     140,931.22     4,161,033.66     89,697,442.63

ADCPB at end of Collection Period                                                                       92,865,495.99
                                                                                                        -------------
Excess of ending ADCPB over ending note balance                                                          3,168,053.37
Floor                                                                                                    4,527,025.86
                                                                                                        -------------
Difference                                                                                              (1,358,972.49)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000

AVAILABLE FUNDS
       Collection Account balance, as of December 31, 1999                                         2,579,854.95
       Investment earnings on amounts in Collection Account                                            9,861.50
       Payments due Collection Account from last 3 business days of Collection Period                335,513.38
       Additional contribution for terminated trade-ups and rebooked leases                                  --
       Servicer Advance on current Determination Date                                              2,455,009.98
                                                                                                  -------------
       Available Funds on Payment Date                                                             5,380,239.81
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                         --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,380,239.81
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          5,380,239.81
UNREIMBURSED SERVICER ADVANCES
       Unreimbursed Servicer Advances due                                                            667,018.57
       Unreimbursed Servicer Advances paid                                                           667,018.57
                                                                                                  -------------
       Unreimbursed Servicer Advances remaining unpaid                                                       --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,713,221.24
SERVICER FEES
       Servicer Fees due                                                                              40,403.18
       Servicer Fees paid                                                                             40,403.18
                                                                                                  -------------
       Servicer Fees remaining unpaid                                                                        --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,672,818.06
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                               --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,672,818.06
BACK-UP SERVICER FEES
       Back-up Servicer Fees due                                                                       1,616.13
       Back-up Servicer Fees paid                                                                      1,616.13
                                                                                                  -------------
       Back-up Servicer Fees remaining unpaid                                                                --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,671,201.93
PREMIUM AMOUNT
       Premium Amount due                                                                             10,279.74
       Premium Amount paid                                                                            10,279.74
                                                                                                  -------------
       Premium Amount remaining unpaid                                                                       --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,660,922.19
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
       Indenture Trustee Fee due                                                                         291.67
       Indenture Trustee Fee paid                                                                        291.67
                                                                                                  -------------
       Indenture Trustee Fee remaining unpaid                                                                --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,660,630.52

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


REIMBURSABLE TRUSTEE EXPENSES PER 7.07(A)(II)
       Total Indenture Trustee Expenses due                                                                  --
       Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                             75,000.00
                                                                                                  -------------
       Total Indenture Trustee Expenses paid                                                                 --
                                                                                                  -------------
       Indenture Trustee Expenses unpaid                                                                     --

REMAINING AVAILABLE FUNDS                                                                          4,660,630.52
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
       Class A-1 Note Interest                                                                               --
       Class A-2 Note Interest                                                                               --
       Class A-3 Note Interest                                                                       263,916.79
       Class A-4 Note Interest                                                                       202,342.75
                                                                                                  -------------
       Total Class A Interest due                                                                    466,259.54
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,194,370.98
CLASS B-1 NOTE INTEREST
       Class B-1 Note Interest due                                                                    10,990.06
       Class B-1 Note Interest paid                                                                   10,990.06
                                                                                                  -------------
       Class B-1 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,183,380.92
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
       Letter of Credit Bank Fee due                                                                     877.93
       Letter of Credit Bank Fee paid                                                                    877.93
                                                                                                  -------------
       Letter of Credit Bank Fee remaining unpaid                                                            --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,182,502.99
CLASS B-2 NOTE INTEREST
       Class B-2 Note Interest due                                                                    10,295.70
       Class B-2 Note Interest paid                                                                   10,295.70
                                                                                                  -------------
       Class B-2 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                          4,172,207.29
CLASS A BASE PRINCIPAL DISTRIBUTION
       Class A Base Principal Distribution Amount due                                              3,773,973.72
       Class A Note Principal Balance as of preceding Payment Date                                88,112,038.96
                                                                                                  -------------
       Class A Base Principal Distribution Amount paid                                             3,773,973.72
                                                                                                  -------------
       Class A Base Principal Distribution Amount remaining unpaid                                           --

       Class A-1 Note Principal Balance as of preceding Payment Date                                         --
       Class A-1 Base Principal Distribution Amount paid                                                     --
                                                                                                  -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                   --
                                                                                                  -------------

       Remaining Class A Base Principal Distribution Amount                                        3,773,973.72
                                                                                                  -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


       Class A-2 Note Principal Balance as of preceding Payment Date                                         --
       Class A-2 Base Principal Distribution Amount paid                                                     --
                                                                                                  -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                   --

       Remaining Class A Base Principal Distribution Amount                                        3,773,973.72
                                                                                                  -------------

       Class A-3 Note Principal Balance as of preceding Payment Date                              49,874,038.96
       Class A-3 Base Principal Distribution Amount paid                                           3,773,973.72
                                                                                                  -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                        46,100,065.24

       Remaining Class A Base Principal Distribution Amount                                                  --
                                                                                                  -------------

       Class A-4 Note Principal Balance as of preceding Payment Date                              38,238,000.00
       Class A-4 Base Principal Distribution Amount paid                                                     --
                                                                                                  -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                        38,238,000.00

REMAINING AVAILABLE FUNDS                                                                            398,233.57

NOTE INSURER REIMBURSEMENT AMOUNT
       Note Insurer Reimbursement Amount due                                                                 --
       Note Insurer Reimbursement Amount paid                                                                --
                                                                                                  -------------
       Note Insurer Reimbursement Amount remaining unpaid                                                    --
REMAINING AVAILABLE FUNDS                                                                            398,233.57

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
       Class B-1 Note Principal Balance as of preceding Payment Date                               1,915,479.11
       Class B-1 Base Principal Distribution due                                                      82,042.91
       Class B-1 Base Principal Distribution paid                                                     82,042.91
                                                                                                  -------------
       Class B-1 Base Principal Distribution remaining unpaid                                                --
       Class B-1 Note Principal Balance after distribution on Payment Date                         1,833,436.20

REMAINING AVAILABLE FUNDS                                                                            316,190.66

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
       Class B-2 Note Principal Balance as of preceding Payment Date                               1,915,479.11
       Class B-2 Base Principal Distribution due                                                      82,042.91
       Class B-2 Base Principal Distribution paid                                                     82,042.91
                                                                                                  -------------
       Class B-2 Base Principal Distribution remaining unpaid                                                --
       Class B-2 Note Principal Balance after distribution on Payment Date                         1,833,436.20

REMAINING AVAILABLE FUNDS                                                                            234,147.76

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


LETTER OF CREDIT REIMBURSEMENT AMOUNT
       Letter of Credit Reimbursement Amount due                                                             --
       Letter of Credit Reimbursement Amount paid                                                            --
                                                                                                  -------------
       Letter of Credit Reimbursement Amount remaining unpaid                                                --
REMAINING AVAILABLE FUNDS                                                                            234,147.76
CLASS B-3 NOTE INTEREST
       Class B-3 Note Interest due                                                                    11,173.63
       Class B-3 Note Interest paid                                                                   11,173.63
                                                                                                  -------------
       Class B-3 Note Interest remaining unpaid                                                              --
                                                                                                  -------------
REMAINING AVAILABLE FUNDS                                                                            222,974.13

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
       Class B-3 Note Principal Balance as of preceding Payment Date                               1,915,479.11
       Class B-3 Base Principal Distribution due                                                      82,042.91
       Class B-3 Base Principal Distribution paid                                                     82,042.91
                                                                                                  -------------
       Class B-3 Base Principal Distribution remaining unpaid                                                --
       Class B-3 Note Principal Balance after distribution on Payment Date                         1,833,436.20

REMAINING AVAILABLE FUNDS                                                                            140,931.22
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(A)(II)
       Indenture Trustee Expenses unpaid per above                                                           --
       Remaining Indenture Trustee Expenses paid                                                             --
                                                                                                  -------------
       Remaining Indenture Trustee Expenses unpaid                                                           --
REMAINING AVAILABLE FUNDS                                                                            140,931.22

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
       Additional Letter of Credit Reimbursement Amount due                                                  --
       Additional Letter of Credit Reimbursement Amount paid                                                 --
                                                                                                  -------------
       Additional Letter of Credit Reimbursement Amount remaining unpaid                                     --
REMAINING AVAILABLE FUNDS                                                                            140,931.22

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
       Other Amounts Due Servicer under Servicing Agreement due                                              --
       Other Amounts Due Servicer under Servicing Agreement paid                                             --
                                                                                                  -------------
       Other Amounts Due Servicer under Servicing Agreement remaining unpaid                                 --
REMAINING AVAILABLE FUNDS                                                                            140,931.22

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                             1,499,903.71

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                            --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                           140,931.22

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
       Remaining Available Funds to Note Holders                                                    140,931.22
       Adjusted Principal Distribution Sharing Ratio                                                    93.878%
                                                                                                 -------------
       Additional Principal Distribution to Class A                                                 132,302.78

       Class A Note Principal Balance after payment above                                        84,338,065.24
                                                                                                 -------------
       Class A additional Principal Distribution Amount paid                                        132,302.78
                                                                                                 -------------
       Excess cash after payment of additional Class A Principal Distribution                               --

       Class A-1 Note Principal Balance after payment above                                                 --
       Class A-1 additional Principal Distribution Amount paid                                              --
                                                                                                 -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                                  --
                                                                                                 -------------

       Remaining Class A additional Principal Distribution Amount                                   132,302.78
                                                                                                 -------------

       Class A-2 Note Principal Balance after payment above                                                 --
       Class A-2 additional Principal Distribution Amount paid                                              --
                                                                                                 -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                                  --

       Remaining Class A additional Principal Distribution Amount                                   132,302.78
                                                                                                 -------------

       Class A-3 Note Principal Balance after payment above                                      46,100,065.24
       Class A-3 additional Principal Distribution Amount paid                                      132,302.78
                                                                                                 -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                       45,967,762.46

       Remaining Class A additional Principal Distribution Amount                                           --
                                                                                                 -------------

       Class A-4 Note Principal Balance after payment above                                      38,238,000.00
       Class A-4 additional Principal Distribution Amount paid                                              --
                                                                                                 -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                       38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
       Remaining Available Funds to Note Holders                                                    140,931.22
       Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                 -------------
       Additional Principal Distribution to Class B-1                                                 2,876.15

       Class B-1 Note Principal Balance after payment above                                       1,833,436.20
       Class B-1 additional Principal Distribution paid                                               2,876.15
                                                                                                 -------------
       Class B-1 Note Principal Balance after distribution on Payment Date                        1,830,560.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2000

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
       Remaining Available Funds to Note Holders                                                    140,931.22
       Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                 -------------
       Additional Principal Distribution to Class B-2                                                 2,876.15

       Class B-2 Note Principal Balance after payment above                                       1,833,436.20
       Class B-2 additional Principal Distribution paid                                               2,876.15
                                                                                                 -------------
       Class B-2 Note Principal Balance after distribution on Payment Date                        1,830,560.06

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
       Remaining Available Funds to Note Holders                                                    140,931.22
       Adjusted Principal Distribution Sharing Ratio                                                     2.041%
                                                                                                 -------------
       Additional Principal Distribution to Class B-3                                                 2,876.15

       Class B-3 Note Principal Balance after payment above                                       1,833,436.20
       Class B-3 additional Principal Distribution paid                                               2,876.15
                                                                                                 -------------
       Class B-3 Note Principal Balance after distribution on Payment Date                        1,830,560.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000

CALCULATION OF BASE PRINCIPAL AMOUNT
        ADCPB, beginning of Collection Period                                                                     96,967,641.34
        ADCPB, end of Collection Period                                                                           92,865,495.99
                                                                                                                ---------------
        Base Principal Amount                                                                                      4,102,145.35

UNREIMBURSED SERVICING ADVANCES
        Unreimbursed Servicing Advances from previous Collection Period                                            1,833,873.38
        Servicing Advances collected during the current Collection Period                                          1,166,854.81
                                                                                                                ---------------
        Unreimbursed Servicing Advances as of current Determination Date                                             667,018.57



CALCULATION OF INTEREST DUE
                                 Beginning                                  Current                                  Total
                                 Principal            Interest              Interest           Overdue             Interest
         Class                    Balance               Rate                  Due              Interest               Due
-------------------------     ---------------      ---------------      ---------------     ---------------     ---------------
        Class A-1                          --               5.7325%                  --                  --                  --
        Class A-2                          --               6.3500%                  --                  --                  --
        Class A-3               49,874,038.96               6.3500%          263,916.79                  --          263,916.79
        Class A-4               38,238,000.00               6.3500%          202,342.75                  --          202,342.75
        Class B-1                1,915,479.11               6.8850%           10,990.06                  --           10,990.06
        Class B-2                1,915,479.11               6.4500%           10,295.70                  --           10,295.70
        Class B-3                1,915,479.11               7.0000%           11,173.63                  --           11,173.63
                              ---------------                           ---------------     ---------------     ---------------
                                93,858,476.29               6.3762%          498,718.93                  --          498,718.93



CALCULATION OF PRINCIPAL DUE
                                   Base                 Base                                    Total
                                 Principal            Principal             Overdue           Principal
         Class                  Amount Pct.            Amount              Principal             Due
-------------------------     ---------------      ---------------      ---------------     ---------------
        Class A                          92.0%        3,773,973.72                   --        3,773,973.72
        Class B-1                         2.0%           82,042.91                   --           82,042.91
        Class B-2                         2.0%           82,042.91                   --           82,042.91
        Class B-3                         2.0%           82,042.91                 0.00           82,042.91
                                                   ---------------      ---------------     ---------------
                                                      4,020,102.44                 0.00        4,020,102.44



CALCULATION OF SERVICER FEE
        ADCPB as of the prior Calculation Date                                                                    96,967,641.34
        Servicer Fee Rate                                                                                                 0.500%
        One-twelfth                                                                                                        1/12
                                                                                                                ---------------
        Servicer Fee due current period                                                                               40,403.18
        Prior Servicer Fee arrearage                                                                                         --
                                                                                                                             --
                                                                                                                ---------------
        Servicer Fee due                                                                                              40,403.18

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000


CALCULATION OF BACK-UP SERVICER FEE
        ADCPB as of the prior Calculation Date                                                     96,967,641.34
        Back-up Servicer Fee Rate                                                                          0.020%
        One-twelfth                                                                                         1/12
                                                                                                  --------------
        Back-up Servicer Fee due Current Period                                                         1,616.13
        less overpayment from prior period                                                                    --
        Prior Back-up Servicer Fee Arrearage                                                                  --
                                                                                                  --------------
        Back-up Servicer Fee due                                                                        1,616.13

CALCULATION OF PREMIUM AMOUNT
        Class A Principal Amount as of the immediately preceding Collection Period                 88,112,038.96
        Premium Rate                                                                                       0.140%
        One-twelfth                                                                                         1/12
                                                                                                  --------------
        Premium Amount due Current Period                                                              10,279.74
        Prior Premium Amount arrearage                                                                        --
                                                                                                  --------------
        Total Premium Amount due                                                                       10,279.74

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
        Indenture Trustee Fee (per Payment Date)                                                          291.67
        Prior Indenture Trustee Fee arrearage                                                                 --
                                                                                                  --------------
        Total Indenture Trustee Fee due                                                                   291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
        Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)             1,915,479.11
        Letter of Credit Bank Fee Rate                                                                      0.55%
        One-twelfth                                                                                         1/12
                                                                                                  --------------
        Letter of Credit Bank Fee due Current Period                                                      877.93
        Letter of Credit Bank Fee arrearage                                                                   --
                                                                                                  --------------
        Total Letter of Credit Bank Fee arrearage due                                                     877.93

LETTER OF CREDIT REIMBURSEMENT AMOUNT
        Letter of Credit Reimbursement Amount due current period                                              --
        Prior Letter of Credit Reimbursement Amount arrearage                                                 --
                                                                                                  --------------
        Total Letter of Credit Reimbursement Amount due                                                       --

INDENTURE TRUSTEE EXPENSES
        Indenture Trustee Expenses due                                                                        --
        Prior Indenture Trustee Expenses arrearage                                                            --
                                                                                                  --------------
        Total Indenture Trustee Expenses due                                                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2000

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
        Additional Letter of Credit Reimbursement Amount due current period                                   --
        Prior Additonal Letter of Credit Reimbursement Amount arrearage                                       --
                                                                                                  --------------
        Total Additional Letter of Credit Reimbursement Amount due                                            --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
        Other Amounts Due Servicer under Servicing Agreement - current period                                 --
        Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                                --
                                                                                                  --------------
        Total Other Amounts Due Servicer under Servicing Agreement                                            --

FLOOR CALCULATION
        Initial ADCPB                                                                             226,351,292.85
        Floor percent                                                                                       2.00%
                                                                                                  --------------
        Floor                                                                                       4,527,025.86

        ADCPB as of end of immediately preceding Collection Period                                 92,865,495.99

        Aggregate Note Balances prior to any payment on current Payment Date                       93,858,476.29
        Payments on payment date prior to application of Floor Amount, if any
        Class A                                                                                     3,773,973.72
        Class B-1                                                                                      82,042.91
        Class B-2                                                                                      82,042.91
        Class B-3                                                                                      82,042.91
                                                                                                  --------------
        Total Base Principal Amount distributions on current payment date                           4,020,102.44
                                                                                                  --------------
        Aggregate Note Balance after payment of Base Principal Amount                              89,838,373.85
                                                                                                  --------------
        Excess of ADCPB over Ending Note Balances                                                   3,027,122.14

        Difference between excess and floor                                                         1,499,903.71

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2000


RESTRICTING EVENT DETERMINATION:
                                                                                                      Yes/No
                                                                                                     --------
        A) Event of Servicer Termination (Yes/No)                                                       No
        B) Note Insurer has Made a Payment (Yes/No)                                                     No
        C) Gross Charge Off Event has Occurred (Yes/No)                                                 No
        D) Delinquency Trigger Event has Occurred (Yes/No)                                              No



EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE
                                                                                                      Yes/No
                                                                                                     --------
        A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such
           Notes or the Indenture when due; and,
                                                                                                        No
        B) Failure to distribute to the Noteholders (x) on any Payment
           Date, an amount equal to the principal due on the Outstanding
           Notes as of such Payment Date to the extent that sufficient
           Available Funds are on deposit in the Collection Account of (y)
           on the Class A-1 Maturity Date, the Class A-2 Maturity Date, the
           Class A-3 Maturity Date, the Class A-4 Maturity Date, the Class
           B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
           Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class
           A-3 Notes, Class A-4 Notes, Class B-1 Notes, Class B-2 Notes, or
           Class B-3 Notes, as the case may be.                                                         No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT


        Section                                Event                                                  Yes/No
    ------------------       -------------------------------------------------------------           --------
    6.01(i)                  Failure to make payment required                                           No
    6.01(ii)                 Failure to submit Monthly Statement                                        No
    6.01(iii)                Failure to Observe Covenants in Servicing Agreement                        No
    6.01(iv)                 Servicer consents to appointment of custodian, receiver, etc.              No
    6.01(v)                  Servicer files a voluntary petition for bankruptcy                         No
    6.01(vi)                 Order of judgement in excess of $500,000                                   No
    6.01(vii)                Petition under bankruptcy laws against Servicer is
                             not stayed, withdrawn or dismissed within 60 days                          No
    6.01(viii)               Assignment by Servicer to a delegate its rights
                             under Servicing Agreement                                                  No
    6.01(ix)                 Servicer Trigger Event as contained in the
                             Insurance Agreement has occurred.                                          No




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